INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
INCOME TAXES

10)        INCOME TAXES

A summary of the income tax (expense) benefit in the statements of earnings (loss) follows:

	2012	2011	2010

	(In Millions)

Income tax (expense) benefit:
Current (expense) benefit	$(4)	$39	$(24)
Deferred (expense) benefit	(2)	(38)	35
Total	$(6)	$1	$11

The Federal income taxes attributable to operations are different from the amounts determined by multiplying the earnings (loss), before income taxes by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

	2012	2011	2010

	(In Millions)

Tax at statutory rate	$(15)	$(26)	$10
Dividends received deduction	2	2	1
Tax settlement	9	7	0
Valuation allowance	0	19	0
Other	(2)	(1)	0
Income Tax (Expense) Benefit	$(6)	$1	$11

MLOA recognized a tax benefit in 2012 of $9 million related to the settlement with the IRS of the audit for tax years 2004 - 2007. The tax benefit for 2011 reflected a benefit in the amount of $19 million related to the determination that the valuation allowance previously established on deferred tax assets related to net operating loss carry forwards was no longer necessary and a $7 million benefit in settlement of refund claims for tax years 1994 - 1997.

The components of the net deferred income taxes are as follows:

	December 31, 2012		December 31, 2011
	Assets	Liabilities	Assets	Liabilities

	(In Millions)

Reserves and reinsurance	$0	$21	$0	$37
DAC	0	46	0	26
VOBA	0	34	0	34
Investments	0	25	0	6
Goodwill and other intangible assets	0	9	0	7
NOL and Credits	0	0	6	0
Other	8	0	0	6
Total	$8	$135	$6	$116

MLOA does not provide income taxes on the undistributed earnings related to its investment in AllianceBernstein units except to the extent that such earnings are not permanently invested outside the United States. As of December 31, 2012, $6 million of accumulated undistributed earnings related to its investment in AllianceBernstein units were permanently invested. At existing applicable income tax rates, additional taxes of approximately $2 million would need to be provided if such earnings were remitted.

At December 31, 2012 and 2011, respectively, the total amount of unrecognized tax benefits were $5 million and $20 million, all of which would affect the effective tax rate.

MLOA recognizes accrued interest and penalties related to unrecognized tax benefits in tax (expense) benefit. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2012 and 2011 were $1 million and $3 million, respectively. Tax (expense) benefit for 2012 reflected a benefit of $2 million in interest expense related to unrecognized tax benefits.

A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

	2012	2011	2010

	(In Millions)

Balance, beginning of year	$17	$16	$15
Additions for tax positions of prior years	1	1	1
Reductions for tax positions of prior years	(2)	0	0
Settlements with tax authorities	(12)	0	0
Balance, End of Year	$4	$17	$16

In 2012, the IRS concluded its examination of the tax returns of MONY Life and its subsidiaries from the date of its acquisition by AXA Financial in 2004 through 2007. The completion of this examination resulted in the release of $12 million of unrecognized tax benefits for MLOA. It is reasonably possible that the total amounts of unrecognized tax benefits will change within the next 12 months. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.